UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2025

HEALTHTECH SOLUTIONS, INC./UT

(Exact name of registrant as specified in its charter)

Utah	0-51012	84-2528660
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

615 S. Arapeen Drive, Suite 300 Salt Lake City, Utah 84108

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 844-926-3399

181 Dante Avenue, Tuckahoe, New York 10707
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

Reference is made to the Definitive Information Statement of Healthtech Solutions, Inc. (the “Company”) filed with the Securities and Exchange Commission on January 27, 2025 soliciting written consents (the “Consent Solicitation Statement”) of the Company’s shareholders to remove Manuel Iglesias as member of the Company’s board of directors (the “Board”) (the “Director Removal Proposal”). The Company had previously reported that on December 20, 2024, the Board had removed Mr. Iglesias as the Company’s President and Chief Financial Officer.

The Company has obtained the requisite written consents (the “Required Consents”) to approve the Director Removal Proposal and thereby remove Mr. Iglesias as described in the Consent Solicitation Statement. As of February 1, 2025, shareholders had delivered the Required Consents to the Company, and the Company accelerated the deadline for the delivery of written consents from February 14, 2025 (the “Original Deadline”) to February 2, 2025. The removal of Mr. Iglesias as a director, without cause, became effective on February 2, 2025 (the “Effective Date”). As of the Effective Date, Mr. Iglesias ceased to be a member of the Board.

Because the Director Removal Proposal became effective by less than unanimous written consent, the Company has given written notice of the effectiveness of the Director Removal Proposal to shareholders who did not deliver written consents to the Company on or before the Effective Date.

The text of Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company determined January 17, 2025 as the record date (the “Record Date”) for purposes of determining the shareholders entitled to receive notice of and to participate in the consent solicitation described in Item 5.02 above. As of that date, the Company had two classes of voting stock outstanding – Common Stock and Series A Preferred Stock (collectively, “Voting Stock”) which, with respect to the Director Removal Proposal, voted together. As of the Record Date, there was a total of 106,742,125 shares of Voting Stock outstanding, consisting of:

•	106,631,605 shares of Common Stock, each of which entitled the holder thereof to one vote; and

•	110,520 shares of Series A Preferred Stock, each of which entitled the holder thereof to fifty (50) votes.

Approval of the Director Removal Proposal required that holders of record as of the Record Date of at least a majority of the Voting Stock outstanding as of the Record Date deliver prior to the Original Deadline (which as stated above was accelerated) properly completed (and unrevoked) written consents approving the Director Removal Proposal. The voting results were as follows:

Class of Stock	Number of Shares for Which Written Consents Were Delivered to the Company	Consents Marked Withheld	Consents Marked Abstain
Common Stock	63,670,968	440,775	0
Series A Preferred Stock	78,449	0	0

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEALTHTECH SOLUTIONS, INC.

Date: February 20, 2025	By: /s/ Jim Pesoli Name: Jim Pesoli Title: Authorized Signatory

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